UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period: August 31, 2014

Item 1. Report to Stockholders.

HILTON YIELD PLUS FUND

INSTITUTIONAL CLASS SHARES — HCYIX
INVESTOR CLASS SHARES — HCYAX

ANNUAL REPORT

www.hiltonfunds.com	AUGUST 31, 2014

HILTON YIELD PLUS FUND

September 22, 2014

Dear Fellow Shareholders,

August 31st marked the end of Hilton Yield Plus Fund’s first annual period and we are pleased to share with you some detail on the Fund’s strategy, performance and outlook going forward.

STRATEGY

The strategy of the Hilton Yield Plus Fund (the “Fund”) is to seek capital preservation with an emphasis on income generation as a key component to competitive total returns while maintaining a focus on minimizing risk and volatility. The strategy is designed for investors who require greater income than can be generated in an intermediate fixed income portfolio. The fund uses a balanced mix of equities and fixed income securities invested tactically to attempt to achieve this strategy. The fund will use both government and corporate fixed income instruments, US domestic equity, preferred stocks, Master Limited Partnerships (“MLP’s”), Real Estate Investment Trusts (“REIT’s”), Exchange Traded Funds (“ETF’s”) and Exchange Traded Notes (“ETN’s”) to generate the target yield and maintain a below market standard deviation.

The investment decision making process is driven by in-depth fundamental analysis framed through our global macro-economic expectations. Our top down macro-economic process utilizes inputs such as inflation, interest rates, fiscal/monetary policy, geo-political concerns as well as overall business and market conditions. In our sector and security selection process we look for securities with below market volatility, ample liquidity, opportunities for margin expansion, market dominance or sectors with high barriers to entry. All securities must generate income through dividend or interest payments. As income is the common characteristic for all of the securities in our portfolio we filter potential additions for several income differentiators; sensitivity to changes in market interest rates, above market dividends or current yield, sustainability of current dividend and the company’s ability to grow their dividend or distribution.

On an ongoing basis we screen our portfolio securities through a proprietary factor model to supplement our continuous fundamental analysis. We screen our securities in real time using multi-duration beta changes and multi-duration correlation analysis versus peers (in same sector group) and to the market overall. The model generates negative trigger alerts for 10% risk adjusted relative adverse movements in those primary factors. If a portfolio security triggers an alert it becomes a candidate for further review by the investment committee and determination is made to hold or exit that position.

PERFORMANCE

The fund uses a blended benchmark consisting of 60% Barclay’s Intermediate Government/Credit index and 40% S&P 500 index. Since inception the Hilton Yield Plus Fund (Institutional Class: HCYIX) has returned 12.61% versus a return of 10.17% for our blended benchmark.

One of the highlights in the portfolio since inception has been our exposure to a select few MLP’s. At Hilton Capital we have a long history of being investors in the MLP space and over time we have limited our exposure to those MLP’s which we feel have the best combination of distribution coverage and growth. We held five securities in the MLP space at the end of August 2014, those five securities had an actual weighted total return of 53.9% compared to the total return of the JP Morgan Alerian MLP Index of 29.3% over the life of the fund. It’s through our fundamental analysis in identifying this select group of MLP’s that Hilton is able to differentiate itself from most MLP investors.

The next largest sector allocation after Energy is our exposure to financial stocks. This exposure is made up of community banks, specialty finance companies, REIT’s, investment management companies and

HILTON YIELD PLUS FUND

business development companies. The overall thesis with this portion of the portfolio is to get exposure to selected securities which should benefit in a raising rate environment. While the anticipated higher rate environment we expected has materialized more in the short to intermediate maturities; much to our surprise the long end has been fairly resilient in the face of the ending Federal Reserve Quantitative Easing policies. Many of these holdings within the financial sector have behaved as we expected in anticipation of a more normal interest rate environment.

The fixed income portion of the portfolio continues to be a slight drag on the overall portfolio performance. Due to our above stated interest rate forecast we rotated out of some longer duration fixed income positions over the past year to provide room for the increased financial sector exposure. The fixed income allocation continues to be near historic lows for Hilton. As we approach a more normalized interest rate environment we plan to increase our exposure to high quality fixed income investments in lieu of equity investments. As the economic cycle matures we believe it would be more prudent for us to take a more defensive posture as it relates to positioning within risk markets.

The stated goal for the Hilton Yield Plus Fund is to derive income and preserve capital through a lower volatility profile than the general market. In that regard we feel we are on track. As of August 31, 2014, the Institutional Class had a 30 day SEC yield of 3.55% (subsidized) and 3.13% (unsubsidized), and a standard deviation near 6 percent. That compares well to the S&P 500 index which carries a yield of 1.92% and a standard deviation between 14 and 15 percent. Hilton Yield Plus Fund investors are generating nearly double the overall market yield with considerably less than half the overall market volatility.

MARKET OUTLOOK

At Hilton Capital we start our portfolio construction by first evaluating the many factors which affect the global macro-economic environment. Our monitoring of interest rates, fiscal and monetary policy, inflation, commodity prices, geo-political risks, exchange rates and government policies help shape our macro-economic outlook. The portfolio management team is keenly focused on interest rates as they have the greatest potential impact on a yield focused strategy. Even though the majority of our portfolio is made up of equity positions there is a sensitivity of those positions to significant changes in interest rates. Many equities can have bond like attributes, sometimes referred to as duration. During periods of interest rate volatility, proper security selection and asset class allocation are essential.

It’s Hilton Capital’s expectation that we will see a return to more historical ranges of market interest rates. With the unprecedented Federal Reserve (“Fed”) intervention nearing an end and the forecasting of eventual rate hikes some time in 2015 we believe the next 2-3 quarters will see a more normalized level of general interest rates. Economic data which was strong to finish off 2013 has been mixed through the first half of 2014. This development has not swayed the Fed from a continued and scheduled elimination of quantitative easing, but it may have extended the runway to eventual rate hikes out to the 2nd half of 2015. In recent weeks, in response to higher rates in the belly of the curve, we have seen the yield curve flatten and credit spread widen. This is perhaps a coincident indicator of how tightening monetary policy could potentially create economic headwinds for the US economy. We think the market’s response to higher interest rates as far as credit spreads is most likely correct. At some point tighter conditions for money could potentially reduce our appetite for risk assets. We will be very focused on positioning the portfolio for our expectations.

The investment team at Hilton Capital has constructed a portfolio that we believe will navigate interest rate risk but we will diligently monitor global economic and interest rate conditions to make further adjustments if necessary. Hilton uses a tactical approach to asset allocation which has served us well in the past and will be used in the future.

The employees of Hilton Capital are grateful for the trust our shareholders have placed in us and we look forward to continued success in the years ahead.

HILTON YIELD PLUS FUND

This report should be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADR’s which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund may invest in MLP’s which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. Income from municipal securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Because the funds invest in ETFs and ETN’s, they are subject to additional risks that do not apply to conventional mutual funds. ETF risk includes the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. ETN risk includes the risks that the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.

Diversification does not assure a profit nor protect against loss in a declining market.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Standard Deviation is applied to the annual rate of return of an investment to measure the investment’s volatility. Standard deviation is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility.

Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole, also used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

Barclay’s Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

The S&P 500 Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock’s weight is proportionate to its market value.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class.

The 60% Barclay’s Government/Credit Index 40% S&P 500 Index is a blended benchmark consisting of 40% of the S&P 500 Index and 60% of the Barclay’s Intermediate Government/Credit Index.

One cannot invest directly in an index.

The Hilton Yield Plus Fund is distributed by Quasar Distributors, LLC.

HILTON YIELD PLUS FUND

VALUE OF $250,000 INVESTMENT (UNAUDITED)

The chart assumes an initial investment of $250,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RATES OF RETURN (%) – AS OF AUGUST 31, 2014

Since Inception(1)
Institutional Class	12.61%

Investor Class	12.26%

60% Barclay’s Intermediate Government/Credit Index
40% S&P 500 Index(2)	10.17%

(1)	September 16, 2013.
(2)	The 60% Barclay’s Intermediate Government/Credit Index 40% S&P 500 Index is a blended benchmark consisting of 60% of the Barclay’s Intermediate Government/Credit Index and 40% of the S&P 500 Index.

HILTON YIELD PLUS FUND

EXPENSE EXAMPLE (UNAUDITED)
AUGUST 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or services (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(03/01/2014)	(08/31/2014)	(03/01/2014 – 08/31/2014)
Investor Class Actual(2)	$1,000.00	$1,069.20	$8.34
Investor Class Hypothetical (5% return
before expenses)	1,000.00	1,017.14	8.13

Institutional Class Actual(2)	1,000.00	1,070.90	6.52
Institutional Class Hypothetical (5% return
before expenses)	1,000.00	1,018.90	6.36

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.60% and 1.25% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended August 31, 2014 of 6.92% and 7.09% for the Investor Class and Institutional Class, respectively.

HILTON YIELD PLUS FUND

ALLOCATION OF PORTFOLIO NET ASSETS (UNAUDITED)
AS OF AUGUST 31, 2014
(% OF NET ASSETS)

TOP TEN EQUITY HOLDINGS(1) (UNAUDITED)
AS OF AUGUST 31, 2014
(% OF NET ASSETS)

PowerShares Senior Loan Portfolio	8.9%
Plains GP Holdings LP, Class A	4.2
Enterprise Products Partners L.P.	4.2
Magellan Midstream Partners, L.P.	3.5
Alpine Total Dynamic Dividend Fund	3.1
HCI Group, Inc., 3.875%, 01/15/2021	2.3
JPMorgan Alerian MLP Index ETN	2.2
Enable Midstream Partners, LP	2.2
Tallgrass Energy Partners L.P.	2.2
M/I Homes, Inc., Preferred Stock Series A	2.1

(1)	Fidelity Institutional Money Market Portfolio is excluded from the Top Ten Holdings.
ETN – Exchange Traded Note

HILTON YIELD PLUS FUND

SCHEDULE OF INVESTMENTS
AUGUST 31, 2014

	Shares	Fair Value
COMMON STOCKS – 38.0%
Basic Materials – 1.5%
Dow Chemical Co.	9,600	$514,080

Consumer Non Cyclical – 9.3%
B&G Foods, Inc.	22,900	691,580
Coca-Cola Co.	17,000	709,240
J Sainsbury – ADR	26,000	507,260
Kraft Foods Group, Inc.	9,152	539,052
Pfizer, Inc.	18,110	532,253
Tootsie Roll Industries, Inc.	12,500	353,125
		3,332,510

Energy – 6.7%
Ensco, Class A	10,780	544,174
Occidental Petroleum Corp.	3,350	347,496
Plains GP Holdings LP, Class A	49,000	1,512,140
		2,403,810

Financial – 20.5%
Bryn Mawr Bank Corp.	13,450	395,699
Cherry Hill Mortgage Investment Corp.	26,470	529,135
Community Bank System, Inc.	19,410	685,949
Fifth Street Senior Floating Rate Corp.	55,100	679,934
Heritage Financial Corp.	42,175	689,983
Independence Realty Trust, Inc. – REIT	51,000	516,630
Medley Capital Corp.	53,345	683,883
Oaktree Capital Group, LLC	13,875	696,803
RAIT Financial Trust – REIT	86,830	702,455
Sterling Bancorp	55,500	703,185
Two Harbors Investment Corp. – REIT	65,000	696,800
Westwood Holdings Group, Inc.	5,850	348,660
		7,329,116
Total Common Stocks
(Cost $13,260,664)		13,579,516

PREFERRED STOCKS – 18.7%
Consumer Cyclical – 2.2%
M/I Homes, Inc., Series A	30,000	766,800

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

SCHEDULE OF INVESTMENTS – CONTINUED
AUGUST 31, 2014

	Shares	Fair Value
Energy – 3.8%
Breitburn Energy Partners LP, Series A	26,250	$681,975
Vanguard Natural Resources, Series B	27,500	687,500
		1,369,475

Financial – 12.7%
Apollo Residential Mortgage, Inc., Series A	15,000	366,750
Arbor Realty Trust, Inc.	17,500	431,725
Arlington Asset Investment Corp.	10,522	256,684
Bank of America Corp., Series H	13,500	259,605
Colony Financial, Inc., Series A	13,350	355,778
Countrywide Capital IV, Series A	27,000	692,010
Countrywide Capital V, Series B	21,000	540,960
Customers Bancorp, Inc.	21,400	567,100
CYS Investments, Inc., Series A	5,650	137,973
HCI Group, Inc.	11,000	290,895
RAIT Financial Trust – REIT	26,000	650,000
		4,549,480
Total Preferred Stocks
(Cost $6,551,169)		6,685,755

MASTER LIMITED PARTNERSHIPS – 14.0%
American Midstream Partners LP	23,500	700,535
Enable Midstream Partners, LP	30,400	779,152
Enterprise Products Partners L.P.	37,000	1,503,310
Magellan Midstream Partners, L.P.	15,000	1,258,950
Tallgrass Energy Partners LP	18,000	770,400
Total Master Limited Partnerships
(Cost $4,160,954)		5,012,347

EXCHANGE TRADED FUNDS – 12.1%
JPMorgan Alerian MLP Index ETN	14,715	794,021
PowerShares Senior Loan Portfolio	129,000	3,190,170
ProShares Short S&P 500 Fund *	14,585	331,371
Total Exchange Traded Funds
(Cost $4,240,084)		4,315,562

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

Schedule Of Investments – Continued
August 31, 2014

	Par/Shares	Fair Value
CLOSED END FUNDS – 6.0%
Alpine Total Dynamic Dividend Fund	125,000	$1,110,000
Nuveen Mortgage Opportunity Term Fund	28,500	682,290
PIMCO Dynamic Income Fund	10,100	329,967
Total Closed End Funds
(Cost $2,064,257)		2,122,257

CONVERTIBLE BONDS – 3.7%
Colony Financial, Inc.
3.875%, 01/15/2021	$500,000	505,000
HCI Group, Inc.
3.875%, 03/15/2019(a)	850,000	817,594
Total Convertible Bonds
(Cost $1,349,976)		1,322,594

CONVERTIBLE PREFERRED STOCK – 1.2%
Wheeler Real Estate Investment Trust, Series B
(Cost $411,085)	16,500	418,275

SHORT-TERM INVESTMENT – 6.0%
Fidelity Institutional Money Market Portfolio, 0.05% ^
(Cost $2,137,220)	2,137,220	2,137,220

Total Investments – 99.7%
(Cost $34,175,409)		35,593,526
Other Assets and Liabilities, Net – 0.3%		112,645
Total Net Assets – 100.0%		$35,706,171

*	Non-income producing security.
(a)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2014, the value of this investment was $817,594 or 2.3% of total net assets.
^	Variable Rate Security – The rate shown is the effective seven day yield in effect as of August 31, 2014.
ADR – American Depositary Receipt
ETN – Exchange Traded Note
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

Statement Of Assets And Liabilities
August 31, 2014

ASSETS:
Investments, at fair value
(cost $34,175,409)	$35,593,526
Receivable for capital shares sold	62,401
Dividends & interest receivable	94,415
Prepaid expenses	19,956
Total assets	35,770,298

LIABILITIES:
Payable to investment adviser	13,969
Payable for fund administration & accounting fees	15,298
Payable for compliance fees	2,000
Payable for transfer agent fees & expenses	7,800
Payable for custody fees	1,279
Payable for trustee fees	687
Accrued distribution & shareholder service fees	545
Accrued other fees	22,549
Total liabilities	64,127

NET ASSETS	$35,706,171

NET ASSETS CONSIST OF:
Paid-in capital	$33,886,335
Accumulated undistributed net investment income	44,897
Accumulated undistributed net realized gain on investments	356,822
Net unrealized appreciation on investments	1,418,117
Net Assets	$35,706,171

	Investor Class	Institutional Class
Net Assets	$1,222,722	$34,483,449
Shares issued and outstanding(1)	74,223	2,090,645
Net asset value, redemption price and offering price per share(2)	$16.47	$16.49

(1)	Unlimited shares authorized, with no par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

Statement of Operations
For the Period September 16, 2013 (Inception) Through August 31, 2014

INVESTMENT INCOME:
Dividends from common stock	$581,784
Less: Foreign taxes withheld	(1,222)
Net dividend income from common stock	580,562
Distributions received from master limited partnerships	112,241
Less: return of capital on distributions	(112,241)
Net distribution income from master limited partnerships	—
Interest income	28,974
Total investment income	609,536

EXPENSES:
Investment adviser fees (See Note 4)	149,335
Fund administration & accounting fees (See Note 4)	93,800
Transfer agent fees (See Note 4)	43,993
Federal & state registration fees	40,437
Audit fees	17,000
Legal fees	11,684
Compliance fees (See Note 4)	11,493
Trustee fees (See Note 4)	10,501
Custody fees (See Note 4)	7,218
Other	5,408
Postage & printing fees	4,996
Distribution & shareholder service fees – Investor Class (See Note 5)	1,544
Total expenses before reimbursement/waiver	397,409
Less: reimbursement/waiver from investment adviser (See Note 4)	(199,372)
Net expenses	198,037

NET INVESTMENT INCOME	411,499

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	382,374
Net change in unrealized appreciation on investments	1,418,117

Net realized and unrealized gain on investments	1,800,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,211,990

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

Statement of Changes In Net Assets

For The Period
September 16, 2013
(Inception) Through
August 31, 2014
OPERATIONS:
Net investment income	$411,499
Net realized gain on investments	382,374
Net change in unrealized appreciation on investments	1,418,117
Net increase in net assets resulting from operations	2,211,990

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,180,900
Proceeds from reinvestment of distributions	4,483
Payments for shares redeemed	(12,000)
Increase in net assets from Investor Class transactions	1,173,383
Institutional Class:
Proceeds from shares sold	32,996,493
Proceeds from reinvestment of distributions	312,238
Payments for shares redeemed	(596,350)
Redemption fees	571
Increase in net assets from Institutional Class transactions	32,712,952
Net increase in net assets resulting from capital share transactions	33,886,335

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(9,817)
Institutional Class	(358,491)
From net realized gains:
Investor Class	(726)
Institutional Class	(23,120)
Total distributions to shareholders	(392,154)

TOTAL INCREASE IN NET ASSETS	35,706,171

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed
net investment income of $44,897	$35,706,171

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

Financial Highlights

	For The Period
	September 16, 2013
	(Inception) Through
	August 31, 2014
Investor Class

PER SHARE DATA:
Net asset value, beginning of period	$15.00

INVESTMENT OPERATIONS:
Net investment income	0.32
Net realized and unrealized gain on investments	1.50
Total from investment operations	1.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)
Net realized gains	(0.03)
Total distributions	(0.35)

Net asset value, end of period	$16.47

TOTAL RETURN	12.26	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$1.2

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.72	%(2)
After expense reimbursement/waiver	1.60	%(2)

Ratio of net investment income to average net assets:
Before expense reimbursement/waiver	1.15	%(2)
After expense reimbursement/waiver	2.27	%(2)

Portfolio turnover rate	58	%(1)

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

Financial Highlights

	For The Period
	September 16, 2013
	(Inception) Through
For a Fund share outstanding throughout the period.	August 31, 2014
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$15.00

INVESTMENT OPERATIONS:
Net investment income	0.37
Net realized and unrealized gain on investments	1.50
Total from investment operations	1.87

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)
Net realized gains	(0.03)
Total distributions	(0.38)

Paid in capital from redemption fees	—	(1)

Net asset value, end of period	$16.49

TOTAL RETURN	12.61	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$34.5

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.52	%(3)
After expense reimbursement/waiver	1.25	%(3)

Ratio of net investment income to average net assets:
Before expense reimbursement/waiver	1.36	%(3)
After expense reimbursement/waiver	2.63	%(3)

Portfolio turnover rate	58	%(2)

(1)	Less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

HILTON YIELD PLUS FUND

Notes to Financial Statements
August 31, 2014

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Hilton Yield Plus Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek total return consistent with the preservation of capital. The Fund commenced operations on September 16, 2013. The Fund currently offers two classes, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and 0.10% shareholder service fee. Each class of shares has identical rights and privileges with respect to the distribution fees and voting on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended August 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period ended August 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions, if any, of net investment income quarterly. The Fund will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from September 16, 2013 (commencement of operations) to August 31, 2014 from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income,

HILTON YIELD PLUS FUND

Notes to Financial Statements – Continued
August 31, 2014

expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended August 31, 2014, the Fund increased accumulated undistributed net investment income by $1,706 and decreased accumulated undistributed net realized gain on investments by $1,706.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Shareholder service fees are expensed at up to 0.10% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

HILTON YIELD PLUS FUND

Notes To Financial Statements – Continued
August 31, 2014

Equity Securities – Equity securities, including common stocks, preferred stocks, ETFs, MLP’s and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$13,579,516	$—	$—	$13,579,516
Preferred Stocks	6,138,176	547,579	—	6,685,755
Master Limited Partnerships	5,012,347	—	—	5,012,347
Exchange Traded Funds	4,315,562	—	—	4,315,562
Closed End Funds	2,122,257	—	—	2,122,257
Convertible Bonds	—	1,322,594	—	1,322,594
Convertible Preferred Stock	418,275	—	—	418,275
Short-Term Investment	2,137,220	—	—	2,137,220
Total Investments in Securities	$33,723,353	$1,870,173	$—	$35,593,526

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
AUGUST 31, 2014

Transfers between levels are recognized at the end of the reporting period. During the period ended August 31, 2014, the Fund recognized no transfers to/from all Levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Hilton Capital Management, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.95% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.60% and 1.25% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least March 31, 2015. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
8/31/2017	$199,372

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended August 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
AUGUST 31, 2014

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended August 31, 2014, the Investor Class incurred expenses of $1,103 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended August 31, 2014, the Investor Class incurred $441 in shareholder servicing fees under the Agreement.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For The Period
September 16, 2013
(Inception) Through
August 31, 2014
Investor Class:
Shares sold	74,669
Shares issued to holders in reinvestment of distributions	283
Shares redeemed	(729)
Net increase in Investor Class shares	74,223

Institutional Class:
Shares sold	2,108,424
Shares issued to holders in reinvestment of distributions	19,746
Shares redeemed	(37,525)
Net increase in Institutional Class shares	2,090,645
Net increase in shares outstanding	2,164,868

HILTON YIELD PLUS FUND

NOTES TO FINANCIAL STATEMENTS – CONTINUED
AUGUST 31, 2014

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended August 31, 2014, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other	$40,235,438	$8,379,687

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2014, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$1,742,530	$(304,142)	$1,438,388	$34,155,138

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to publically traded partnership investments. At August 31, 2014, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Capital Gains	Appreciation	Earnings
$376,323	$5,125	$1,438,388	$1,819,836

As of August 31, 2014, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31, and December 31, respectively. For the taxable year ended August 31, 2014, the Fund does not plan to defer any qualified late year losses.

The tax character of distributions paid during the period ended August 31, 2014, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$392,154	$—	$392,154

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9. SUBSEQUENT EVENTS

On September 29, 2014, the Fund paid an income distribution to the Investor Class in the amount of $4,950, or $0.0638 per share, and to the Institutional Class in the amount of $162,494, or $0.0741 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

HILTON YIELD PLUS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Hilton Yield Plus Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hilton Yield Plus Fund (the Fund), one of the portfolios constituting the Managed Portfolio Series Trust as of August 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period from September 16, 2013 (Inception) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hilton Yield Plus Fund at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period from September 16, 2013 (Inception) through August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 28, 2014

HILTON YIELD PLUS FUND

ADDITIONAL INFORMATION (UNAUDITED)
AUGUST 31, 2014

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite Term;	25	Partner, Locke Lord LLP	Director, WellCare Health
615 E. Michigan St.		Since April 2011		(a law firm) (2011-present);	Plans, Inc. (2013-Present);
Milwaukee, WI 53202				Partner, Cooley LLP	Director, Regional
Age: 65				(a law firm) (2007-2011);	Management Corp.
				Commissioner, U.S.	(2012-Present).
Securities and Exchange
Commission (2002-2007).

David A. Massart	Trustee	Indefinite Term;	25	Co-Founder and Chief	Independent Trustee, ETF
615 E. Michigan St.		Since April 2011		Investment Strategist,	Series Solutions
Milwaukee, WI 53202				Next Generation Wealth	(3 Portfolios)
Age: 47				Management, Inc.	(2012-Present).
(2005-present).

Leonard M. Rush, CPA	Trustee	Indefinite Term;	25	Chief Financial Officer,	Independent Trustee, ETF
615 E. Michigan St.		Since April 2011		Robert W. Baird & Co.	Series Solutions
Milwaukee, WI 53202				Incorporated, (2000-2011).	(3 Portfolios)
Age: 68					(2012-Present); Director,
Anchor Bancorp Wisconsin,
Inc. (2011-2013).

David M. Swanson	Trustee	Indefinite Term;	25	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Since April 2011		Principal, SwanDog	ALPS Variable Insurance
Milwaukee, WI 53202				Strategic Marketing, LLC	Trust (7 Portfolios)
Age: 57				(2006-present); Executive	(2006-Present)
Vice President, Calamos
Investments (2004-2006).

HILTON YIELD PLUS FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
AUGUST 31, 2014

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Age	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Interested Trustee
Robert J. Kern*	Chairman, and	Indefinite Term;	25	Executive Vice President, U.S.	None
615 E. Michigan St.	Trustee	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(1994-present).
Age: 55

Officers
James R. Arnold	President and	Indefinite Term,	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Principal Executive	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer			(2002-present).
Age: 57

Deborah Ward	Vice President,	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Chief Compliance	Since April 2013		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer and			(2004-present).
Age: 48	Anti-Money
Laundering Officer

Brian R. Wiedmeyer	Treasurer and	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal Financial	Since January 2011		Fund Services, LLC
Milwaukee, WI 53202	Officer			(2005-present).
Age: 41

Angela L. Pingel, Esq.	Secretary	Indefinite Term;	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Since January 2011		U.S. Bancorp Fund Services,
Milwaukee, WI 53202				LLC (2011-present); Vice
Age: 43				President and Securities
Counsel, Marshall & Ilsley
Trust Company N.A.
(2007-2010);

Ryan L. Roell	Assistant Treasurer	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since September 2012		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2005-present)
Age: 41

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

HILTON YIELD PLUS FUND

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
AUGUST 31, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-953-7587.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-953-7587. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-953-7587, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period from September 16, 2013 (commencement of operations) to August 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 45.77% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended August 31, 2014 was 41.29% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the period ended August 31, 2014 was 6.08%.

HILTON YIELD PLUS FUND

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Hilton Capital Management, LLC
1010 Franklin Avenue
Garden City, NY 11530

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP.
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402-4509

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-953-7587.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year (The registrant’s inception date was September 16, 2013, and, as such, there is only one fiscal year to present). “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. For the fiscal year ended August 31, 2014 the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 8/31/2014
Audit Fees	$11,500
Audit-Related Fees	$0
Tax Fees	$3,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 8/31/2014
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for past fiscal year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2014
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	10/31/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	10/31/14

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	10/31/14

* Print the name and title of each signing officer under his or her signature.